UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2020

FACEBANK GROUP, INC.

(Exact name of registrant as specified in its charter)

Florida	000-55353	26-4330545
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1115 Broadway, 12th Floor, New York, NY	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212)-537-5775

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.02 Unregistered Sales of Equity Securities.

On May 11, 2020, FaceBank Group, Inc., a Florida corporation (the “Company” or “FaceBank”) entered into Purchase Agreements (the “Purchase Agreements”) with certain investors (the “Investors”), pursuant to which the Company sold an aggregate of 1,058,435 shares (the “Purchased Shares”) of the Company’s common stock at a purchase price of $7.00 per share (the “Purchase Price”), which is based on 0.8 of the rounded 30-day trailing volume-weighted average price within three business days of the signing of the Purchase Agreements, for an aggregate of $7,409,045.00. In connection with the Purchase Agreements, the Company issued warrants to purchase the Company’s common stock, each with an exercise price equal to the Purchase Price (the “Warrants”), to the Investors to purchase, in the aggregate, 1,058,435 shares of the Company’s common stock. There were no underwriting discounts or commissions.

The sale and issuance of the Purchased Shares and the Warrants were made in reliance upon the exemption from registration under Section 4(a)(2) of the Securities Act. The Company sold the Purchased Shares to “accredited investors” as defined in Rule 501(a) of the Securities Act and did not engage in a general solicitation or advertising with respect to the issuance and sale of the Purchased Shares.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 11, 2020, certain holders of the Series AA Convertible Preferred Stock (the “Acting Shareholders”) of the Company, acting by written consent pursuant to Section 607.0704 of the Florida Business Corporation Act, approved a waiver of certain anti-dilution rights under the Certificate of Designation of Series AA Convertible Preferred Stock of the Company in connection with the sale and issuance of the Purchased Shares and the Warrants. As of such date, the Acting Shareholders collectively held 16,270,570 shares, or 50.34%, of the Company’s outstanding shares of Series AA Convertible Preferred Stock.

Item 8.01 Other Events

Due to the outbreak of coronavirus disease (“COVID-19”), the Company is filing this current report on Form 8-K to avail itself of an extension to file its Quarterly Report on Form 10-Q for the period ended March 31, 2020 (the “Quarterly Report”), originally due on May 15, 2020. The Company will be relying on the Securities and Exchange Commission’s Order under Section 36 of the Securities Exchange Act of 1934 Granting Exemptions From Specified Provisions of the Exchange Act of 1934 and Certain Rules Thereunder dated March 25, 2020 (Release No. 34-88318) (the “Order”).

As a result of the COVID-19 outbreak, management’s full efforts have been focused on operating its business and evaluating available funding. The Company has been following the recommendations of local health authorities to minimize exposure risk for its employees for the past several weeks, including the temporary closures of its offices and having employees work remotely to the extent possible, which has to an extent adversely affected their efficiency. As a result, the Company’s books and records were not easily accessible, resulting in delays in preparation and completion of its financial statements. Further, the various governmental mandatory closures of businesses have precluded the Company’s personnel, particularly its senior accounting staff, from obtaining access to its subsidiaries’ books and records necessary to prepare the Company’s financial statements that, once audited, comprise the essence of the Quarterly Report. As such, the Company will be unable to complete the preparation of the Company’s financial statements and the Form 10-Q until after May 15, 2020.

These unforeseen circumstances have resulted in the Company being unable to timely file an accurate Quarterly Report without undue hardship and expense to the Company. As such, the Company will be relying upon the 45-day grace period provided by the Order to delay filing of its Quarterly Report. Facebank will file its Quarterly Report by no later than June 29, 2020, 45 days after the original due date of its Quarterly Report.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on the current beliefs, expectations and assumptions of FaceBank and on information currently available to FaceBank. The forward-looking statements in this Current Report on Form 8-K represent FaceBank’s views as of the date of this Current Report on Form 8-K. These statements may include, but are not limited to, statements about FaceBank’s future financial performance, the impact of the COVID-19 pandemic on FaceBank’s business, results of operations, and industry, FaceBank’s ability to access the capital markets, the impact of the COVID-19 pandemic on the global macroeconomic environment; and any other statements other than statements of historical fact. Although FaceBank believes the expectations reflected in such forward-looking statements are reasonable, FaceBank can give no assurance that such expectations will prove to be correct. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause FaceBank’s actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by applicable law, FaceBank does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Important factors that could cause FaceBank’s actual results to differ materially are detailed from time to time in the reports FaceBank files with the Securities and Exchange Commission, copies of which are available on the Securities and Exchange Commission’s website at www.sec.gov and are available from FaceBank without charge. However, new risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risk factors and uncertainties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FACEBANK GROUP, INC.

Date: May 15, 2020	By:	/s/ David Gandler
	Name:	David Gandler
	Title:	Chief Executive Officer